SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 3, 2006
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2006, we entered into a Series A Convertible Preferred Stock Purchase Agreement (the “Purchase Agreement”) with six institutional investors (the “Purchasers”), pursuant to which we issued and sold 2,903,229 shares of our Series A Convertible Preferred Stock, par value $.001 per share (the “Preferred Shares”), at a purchase price of $1.55 per share. We also issued to the Purchasers three-year warrants (the “Warrants”) to purchase an aggregate of 2,903,229 shares of our common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $2.25 per share. The Preferred Shares are initially convertible into shares of Common Stock on a one for one basis. The designation, rights, preferences and other terms of the Preferred Shares are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock more particularly described in Item 5.03 below (the “Certificate of Designation”).

We received gross proceeds of $4.5 million from this financing. We paid H.C. Wainwright & Co., Inc. (“HCW”), our placement agent, a cash fee of $315,000. We will also pay HCW up to $27,500 for the reimbursement of HCW’s expenses. We also issued to HCW three-year warrants (the “Agent Warrants”), in form substantially similar to the Warrants issued to the Purchasers, to purchase 290,323 shares of Common Stock.

The Warrants contain provisions that will adjust the exercise price in the event we effect a stock split, stock dividend and the like or if we sell shares of Common Stock or securities convertible into shares of Common Stock (with certain exceptions) at a per share price that is less than the exercise price of the Warrants. The Warrants also provide for cashless exercise in the event that the Registration Statement (as defined below) is not effective at any time (with certain exceptions) during the period we are required to have the Registration Statement effective.

Pursuant to the terms of a Registration Rights Agreement between the Purchasers and our company (the “Registration Rights Agreement”), we are obligated to file a “resale” registration statement on Form S-1 or Form SB-2 (the “Registration Statement”) to register the resale of the shares of Common Stock issuable (i) upon exercise of the Warrant and the Agent Warrants, and (ii) upon the conversion of the Preferred Shares (the “Registrable Securities”). We agreed to file the Registration Statement with the Securities and Exchange Commission (the “Commission”) not later than ten (10) days following the date of filing of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

We are required to use our best efforts to have the Registration Statement declared effective by the Commission as promptly as possible after filing, but in any event on or prior to the earlier of (i) sixty (60) days following the filing date (or ninety (90) days following the filing date if the Commission informs us that the Registration Statement will be reviewed) and (ii) a date which is within five (5) business days of the date on which the Commission informs us that they will not review the Registration Statement or the submission of our request for an accelerated effective date of such Registration Statement.

In addition, we are obligated to use our best efforts to maintain the effectiveness of the Registration Statement until the earliest of the date on which (i) all shares covered by the Registration Statement have been sold or (ii) all shares registered thereunder may be sold immediately without registration under the Securities Act of 1933, as amended (the “Act”) and without volume restrictions pursuant to Rule 144(k) of the Act (as determined by our counsel pursuant to a written opinion letter).

The above discussion describes certain of the material terms of the transaction described above, is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K and the text of which is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the transactions described in Item 1.01, we issued the Preferred Shares, the Warrant and the Agent Warrants described therein. Such issuances were made in reliance on the exemption from registration provided by Section 4(2) of the Act, and Regulation D promulgated thereunder on the basis that the issuances did not involve a public offering. Purchasers made certain representations to us in the Purchase Agreement, including without limitation, that the Purchasers were “accredited investors” as defined in Rule 501 under the Act.

SECTION 5 - CORPORATE GOVERNANCE AND MAINTENANCE

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

We amended our Articles of Incorporation upon the filing of the Certificate of Designation pursuant to which we designated four million five hundred (4,500,000) shares of our “blank check” preferred stock as Series A Convertible Preferred Stock, $.001 par value per share. The Certificate of Designation provides, among other terms, that (i) dividends will accrue on the Preferred Shares at the rate of seven percent (7%) per annum, (ii) the Preferred Shares shall automatically convert into shares of Common Stock on the third anniversary of the issuance date (and mandatorily convert upon a the date of the consummation of a bona fide firm underwritten public offering of our securities of at least $20 million in which the price per share is at least $4.00 (subject to certain other restrictions)), at a conversion price of $1.55 (subject to adjustment) and (iii) carry the following voting rights whereby the consent or affirmative vote of the holders of at least seventy-five percent (75%) of the Preferred Shares is necessary to: (a) authorize, create, issue or increase the authorized or issued amount of any class or series of stock (with limited exceptions); (b) amend, alter or repeal the provisions of the Preferred Shares to adversely affect the rights, preferences and voting powers of such Preferred Shares, (iii) repurchase, redeem or pay dividends on any shares of Common Stock; (iv) amend our Articles of Incorporation or our By-Laws; (v) effect any distribution with respect to any junior stock; (vii) reclassify our outstanding securities, (viii) voluntarily file for bankruptcy, liquidate our assets or change the nature of our business. The Preferred Shares have other powers and preferences as set forth in the Certificate of Designation which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

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SECTION 7 - CORPORATE GOVERNANCE AND MAINTENANCE

Item 7.01.	Regulation FD Disclosure

On March 3, 2006, we issued a press release (the “Press Release”) in connection with the transactions set forth in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1.

The information contained in the Press Release is being furnished pursuant to “Item 7.01 Regulation FD.” The information contained in the Press Release shall not be incorporated by reference into any filing of our company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in the Press Release attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Act.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Documents

3.1	Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock

10.1	Securities A Convertible Preferred Stock Purchase Agreement, dated as of March 3, 2006, among our company and the purchasers listed therein.

10.2	Registration Rights Agreement, dated as of March 3, 2006, between our company and the purchasers listed therein.

10.3	Form of Common Stock Purchase Warrant to purchase shares of common stock, dated as of March 3, 2006

99.1	Press release of Impart Media Group, Inc. dated March 3, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: March 7, 2006	By:	/s/ Joseph Martinez
Joseph Martinez
Chief Financial Officer

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